PLANT AND EQUIPMENT, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2015 USD ($)	Sep. 30, 2015 CNY (¥)	Sep. 30, 2014 CNY (¥)
Plant and building		¥ 252,664	¥ 252,837
Machinery and equipment		163,013	158,640
Furniture and office equipment		12,955	10,776
Motor vehicles		9,963	10,979
Total		438,595	433,232
Accumulated depreciation		(118,064)	(98,442)
Construction in progress		4,374	3,736
Plant and equipment, net	$ 51,075	¥ 324,905	¥ 338,526